PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net, consisted of the following:

	December 31,
	2021	2020
Cost
Property and machinery	$8,107	$8,728
Fixtures, fittings and office equipment	287	294
Land and buildings	1,623	1,674
Total cost	10,017	10,696
Accumulated depreciation	6,044	5,614
Total property and equipment, net	$3,973	$5,082